MUL P-3

                        SUPPLEMENT DATED DECEMBER 1, 1999
                             TO THE PROSPECTUSES OF
          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (VIP) -
                    TEMPLETON DEVELOPING MARKETS EQUITY FUND
                     TEMPLETON GLOBAL ASSET ALLOCATION FUND
                       TEMPLETON INTERNATIONAL EQUITY FUND
                               CLASS 1 AND CLASS 2
               DATED MAY 1, 1999, AS SUPPLEMENTED NOVEMBER 1, 1999

This supplement applies to the above funds in the VIP Trust, which may or may not be available under your contract.

On October 21 and 22, 1999, the Templeton Variable Products Series Fund (TVP) and VIP Boards of Trustees approved a proposal to eliminate the duplication of funds of the VIP Trust and the TVP Trust, by merging the funds of the TVP Trust into the corresponding funds of the VIP Trust (Reorganization). The corresponding funds of the two trusts generally have the same investment goals and very similar investment policies and strategies. Both Boards believe that the Reorganization would benefit insurance company shareholders and their contract owners. If approved by TVP shareholders, the Reorganization is expected to be completed around May 1, 2000.

As part of the  Reorganization,  the VIP Board  also  approved  new  investment
advisory   agreements  for  the  VIP  Templeton  Global  Asset  Allocation  and
Templeton Developing Markets Equity Funds, and changes to, and elimination of, certain fundamental investment restrictions of the VIP Templeton Global Asset Allocation Fund, VIP Templeton Developing Markets Equity Fund, and the VIP Templeton International Equity Fund, all subject to shareholders' approval of those VIP funds. In addition, as part of the Reorganization, the VIP Board will consider at its December 14, 1999 meeting, a new investment advisory agreement for the VIP Templeton International Equity Fund, subject to shareholder approval.

For the VIP Templeton Global Asset Allocation Fund, the new investment advisory agreement will appoint Templeton Investment Counsel, Inc., as adviser to the combined fund. Templeton Investment Counsel, Inc. is currently sub-adviser to this fund. Based on pro forma expenses for the combined fund, the advisory fee and total operating expenses are expected to decrease.

For the VIP Templeton Developing Markets Equity Fund, the new investment advisory agreement will retain the same adviser for the combined fund. While the advisory fee rate would remain the same as the fund currently has, the new agreement effectively increases the fee for advisory services since the advisory contract would no longer cover fund administration services. Instead, like all of the newer VIP funds, fund administration services would be provided in a new separate contract with the fund and for a separate fee. Based on pro forma expenses for the combined fund, the total operating expenses are expected to moderately increase (from 1.41% to 1.56% annually).

Any investments in the VIP Templeton Developing Markets Equity Fund prior to the Reorganization implementation date, will be affected after the Reorganization implementation date, by the anticipated increase in advisory fees, if the proposed advisory agreement is approved by the shareholders.

For the VIP Templeton International Equity Fund, the new investment advisory agreement will appoint Templeton Investment Counsel, Inc. as the adviser to the combined fund, rather than Franklin Advisers, Inc. Templeton Investment Counsel, Inc. is currently sub-adviser to the fund. Based on pro forma expenses of the combined fund, the advisory fee and total expenses are expected to decrease.

The proposed fundamental investment restriction changes will not materially affect the manner in which any fund is managed and will help further the goal of standardizing fundamental investment restrictions among Franklin Templeton funds.

It is anticipated that in December of 1999, VIP contract owners of record on November 30, 1999, for the affected funds, will receive a voting instruction card requesting their instructions to the insurance company shareholder on the investment advisory agreements and on the changes to, and elimination of, certain fundamental investment restrictions. A proxy statement, which explains the details of the proposal(s), will accompany the voting instruction card.








                        SUPPLEMENT DATED DECEMBER 1, 1999
                              TO THE PROSPECTUS OF
          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (VIP) -
                             FRANKLIN SMALL CAP FUND
                               CLASS 1 AND CLASS 2
               DATED MAY 1, 1999, AS SUPPLEMENTED NOVEMBER 1, 1999

On October 22, 1999, the VIP Board approved (i) a new investment advisory agreement between the VIP Trust, on behalf of the Franklin Small Cap Fund (Small Cap Fund), and Franklin Advisers, Inc. (Advisers); (ii) a new fund administration agreement between the VIP Trust, on behalf of the Small Cap Fund, and Franklin Templeton Services, Inc. (FT Services); and, (iii) changes to, and the elimination of, certain fundamental investment restrictions of the Small Cap Fund. If approved by VIP Small Cap Fund shareholders, the new agreements and policy changes will be effective May 1, 2000.

The  proposed  Small  Cap  advisory  agreement  provides  for  the  rate of the investment  advisory  fee payable to  Advisers  to  decrease to the  following:
0.55% up to $500 million, 0.45% up to $1 billion, 0.40% up to $1.5 billion, 0.35% up to $6.5 billion, 0.325% up to $11.5 billion, 0.30% up to $16.5 billion, 0.29% up to $19 billion, 0.28% up to $21.5 billion, and 0.27% over $21.5 billion (based on the average daily net assets of the Small Cap Fund). If approved by the VIP Small Cap shareholders, the proposed advisory agreement would become effective May 1, 2000.

The new fund administration agreement, effective May 1, 2000, provides for an increase in the rate of the administration fee payable by the Small Cap Fund to FT Services to an annual flat rate of 0.25% (based on the average daily net assets of the Small Cap Fund).

Based on pro forma expenses of the fund, the proposed advisory agreement and the new fund administration agreement together result in fee rate changes that are expected to cause a decrease in advisory fees, an increase in administration fees, and a slight increase in total expenses for the Small Cap Fund (from 0.77% to 0.82%). Any investments in the Small Cap Fund prior to May 1, 2000, will be affected after May 1, 2000, by the anticipated increase from the combined advisory and fund administration fees, if the proposed advisory agreement is approved by the shareholders.

The proposed fundamental investment restriction changes will not materially affect the manner in which the Small Cap Fund is managed and will help further the goal of standardizing fundamental investment restrictions among Franklin Templeton funds.

It is anticipated that December of 1999, VIP Franklin Small Cap Fund contract owners of record on November 30, 1999, will receive a voting instruction card requesting their instructions to the insurance company shareholder on the investment  advisory  agreement  and on the  changes  to, and  elimination  of, certain fundamental investment restrictions. A proxy statement, which explains the details of the proposal(s), will accompany the voting instruction card.








                        SUPPLEMENT DATED DECEMBER 1, 1999
                              TO THE PROSPECTUS OF
          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (VIP) -
                    FRANKLIN RISING DIVIDENDS SECURITIES FUND
                               CLASS 1 AND CLASS 2
               DATED MAY 1, 1999, AS SUPPLEMENTED NOVEMBER 1, 1999

On July 15, 1999, the VIP Board approved proposals to: (i) modify the Franklin Rising Dividends Securities Fund's (Rising Dividends Fund) current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure, and (ii) make changes to, and eliminate, certain other fundamental restrictions of the Rising Dividends Fund. If approved by the VIP Rising Dividends Fund's shareholders on February 8, 2000, the changes described below will be effective February 9, 2000. The prospectus will be amended by replacing the fourth criteria under "Principal Investments" describing companies that have paid consistently rising dividends, with the following:

o strong balance sheets, with long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating agencies (except for utility companies)

The other proposed fundamental investment restriction changes will not materially affect the manner in which the Rising Dividends Fund is managed and will help further the goal of standardizing fundamental investment restrictions among Franklin Templeton funds.

It is anticipated that December of 1999, VIP Franklin Rising Dividends Securities Fund contract owners of record on November 30, 1999, will receive a voting instruction card requesting their instructions to the insurance company shareholder on the changes to, and elimination of, certain fundamental investment restrictions. A proxy statement, which explains the details of the proposal(s), will accompany the voting instruction card.


               PLEASE KEEP THESE SUPPLEMENTS FOR FUTURE REFERENCE.